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                                                                EXHIBIT 10.1


                          LOAN MODIFICATION AGREEMENT


     BORROWER                                   LENDER

Name:  NEWBERRY BANCORP, INC.                North Country Bank & Trust
                                             f/k/a First Northern Bank & Trust
Address: 209 East Portage Avenue
     Sault Ste. Marie, MI  49783             130 South Cedar Street
                                             Manistique, MI  49854


     THIS AGREEMENT made this 21st day of November, 1996, between Lender and Borrower.

     WHEREAS, Borrower is currently indebted to Lender under the terms of a Promissory NOTE #28285 (herein called "NOTE") as follows:

     Promissory NOTE Dated:  September 28, 1995
  Promissory NOTE Original Sum:  $1,000,000.00
     Current NOTE Balance:  $ 962,500.00

     WHEREAS, as security for the payment of the NOTE, Borrower executed a Pledge Agreement (herein called "Pledge Agreement") to Lender pledging 100 percent of Pledgor's stock of University Bank, Ann Arbor, Michigan, pursuant to a Pledge Agreement dated September 28, 1995.

     WHEREAS, the NOTE and Pledge Agreement were made pursuant to a Loan Agreement between Borrower and Lender dated September 28, 1995.

     WHEREAS, the entire of the indebtedness evidenced by said NOTE became due and payable on November 1, 1996, and Borrower has requested that the due date for payment of the indebtedness evidenced by said NOTE be extended. Pursuant to the terms of the Loan Agreement, Lender has agreed to renew the loan for a period of one (1) year on the same terms and subject to the same conditions as the original loan, less the principal required to be paid from the date of the original loan to date of maturity of the note. However, regardless of the agreement made in Section 2.4 of said Loan Agreement, Borrower and Lender have agreed to extend the loan for the one (1) year period according to the terms set out in this Loan Modification Agreement.

     WHEREAS, by entering into this Loan Modification it is not the intention of the parties to consider the NOTE paid or discharged and replaced by this agreement but, instead, to extend the time in which to pay the NOTE.

     NOW THEREFORE, in consideration of $1.00 paid by Lender to Borrower and other valuable consideration for modification of the obligations of Lender in section 2.4 of the Loan Agreement, the Borrower and Lender covenant and agree as follows:

     1. All interest accrued and unpaid under said NOTE as of the date hereof shall be paid by Borrower to Lender forthwith, concurrently with the execution of this agreement.

     2. That said NOTE shall be, and the same is hereby, modified and amended to provide as follows:


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        A. The unpaid principal balance of said NOTE, as of the date of this agreement, shall remain Nine Hundred Sixty-two Thousand Five Hundred and 00/100 Dollars ($962,500.00).

        B. Commencing as of the date of this agreement, the interest rate applicable to said NOTE shall be equal to the North Country Bank & Trust prime rate plus one (1%) percent with the interest rate changing daily or as changes in the Lender's prime rate changes. The prime rate of Lender on the date of this agreement if 8.75 percent; the initial interest rate for the NOTE on the date hereof shall be
           9.75 percent.

        C. From and after the date hereof, the indebtedness evidenced by said NOTE (principal and interest) shall continue to be payable as follows: Accrued interest and $12,500.00 shall be paid on February 1, 1997, and on the first day of each of May and August, 1997. A final payment of all outstanding principal and accrued interest shall be due and payable on November 1, 1997.

        3. The Loan Agreement and related documents shall be, and the same hereby, modified and amended to provide that the Pledge Agreement shall secure payment of the NOTE, as modified and amended in paragraph 2 above.

        4. Except as expressly modified or amended herein, all the term and provisions of the NOTE, Loan Agreement, and Pledge Agreement shall remain unmodified and in full force and effect.

        5. The modifications and amendments affected by this agreement shall be without prejudice to or diminution of the present lien and all other rights and Lender has or may have under or by virtue of the NOTE and Pledge Agreement under applicable law.








        IN WITNESS WHEREOF, the said Newberry Bancorp, Inc. has caused these presents to be signed in its name by its President and Secretary on the 21st day of November, 1996.


In presence of                                  NEWBERRY BANCORP, INC.




/s/ L. Jane Finkbeiner                          By: /s/ Stephen L. Ranzini
----------------------                          --------------------------
L. Jane Finkbeiner



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                                        Its:  President
/s/ Marcy Brown                               ---------------
-----------------------
Marcy Brown                             By:  /s/ Joseph L. Ranzini
                                             ------------------------
                                        Its:  Secretary
                                              ---------------

STATE OF MICHIGAN

COUNTY OF WASHTENAW


     The foregoing instrument was acknowledged before me this   21st day of
November, 1996, by   Stephen Lange Ranzini  and Joseph L. Ranzini, the
President  and  Secretary   of Newberry Bancorp, Inc., on behalf of Newberry
Bancorp, Inc.

                                     /s/ Lennie Jane Finkbeiner
                                     -------------------------------------
                                     Lennie Jane Finkbeiner, Notary Public
                                     Washtenaw, County, Michigan
                                     My commission expires:  07-9-99

     IN WITNESS WHEREOF, the said North Country Bank & Trust has caused these presents to be signed in its name by its Commercial Loan Office on the 2nd day of December, 1996.


In Presence of:                           NORTH COUNTRY BANK & TRUST

/s/ Jane K. Lauz                             By: /s/ Greg Garver
-----------------------                         ---------------------------
/s/ Lisa A. Demers                           Title: Commercial Loan Officer
-----------------------                             -----------------------



STATE OF MICHIGAN     )
                      )ss.
COUNTY OF SCHOOLCRAFT )

     The foregoing instrument was acknowledged before me this 2nd day of December, 1996, by Gregg Graver, the Commercial Loan Office of North Country Bank & Trust, on behalf of North Country Bank & Trust.


                                /s/ Jane K. Laux
                                Jane K. Laux, Notary Public
                                Delta Acting in Schoolcraft County, Michigan
                                My commission expires:______________________

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